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                         SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C. 20549

                                  ________________

                                      FORM 8-K

                                   CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF THE
                          SECURITIES EXCHANGE ACT OF 1934

                                  February 4, 1998
                  Date of report (Date of earliest event reported)

                        PACIFIC REAL ESTATE INVESTMENT TRUST
                 (Exact Name of Registrant as Specified in Charter)



     California                         0-8725              94-1572930
(State or Other Jurisdiction       (Commission     (IRS Employer Identification
     of Incorporation)              File Number)              No.)


                           1010 El Camino Real, Suite 210
                            Menlo Park, California 94025
                           (Address of Executive Offices)

                                   (650) 327-7147
                 Registrant's telephone number, including area code

                                        N/A
           (Former Name or Former Address, If Changed Since Last Report)


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Item 5.  Other Events

     At a Special Meeting of Shareholders in Lieu of the Annual Meeting of Shareholders of Pacific Real Estate Investment Trust, a California real estate investment trust ("PREIT"), held on February 4, 1998 (the "Meeting"), the shareholders of PREIT (the "Shareholders") voted in favor of a resolution approving the dissolution of PREIT, the orderly liquidation of the balance of PREIT's assets, and the distribution of the net proceeds to the Shareholders. Fifty-Nine percent (59%) of the Shareholders entitled to vote at the Meeting and Sixty-Eight percent (68%) of the Trust Shares entitled to vote at the Meeting voted in favor of the dissolution, termination and liquidation of PREIT.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 23, 1998

                              PACIFIC REAL ESTATE INVESTMENT TRUST


                              By:  /s/ Robert C. Gould
                                  -------------------------------------
                                   Robert C. Gould, Vice President

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                                 INDEX TO EXHIBITS

EXHIBIT NO.    DESCRIPTION
-----------    -----------
1              Resolution of the Shareholders, adopted February 4, 1998